Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of AFP Imaging Corporation (the "Company") for the quarterly period ended March 31, 2003 (the "Report"), I, Donald Rabinovitch, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




                 /s/ Donald Rabinovitch
           --------------------------------
                    Donald Rabinovitch
                         President
           (Co-Principal Executive Officer)
                       May 14, 2003


A signed original of this written statement required by Section 906 has been provided to AFP Imaging Corporation and will be retained by AFP Imaging Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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